SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                            AMENDMENT NO. 1 TO FORM
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): February 28, 2004

                           Nantucket Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                    0-26715                        58-0962699
           (Commission File Number)      (IRS Employer Identification No.)


                 45 Ludlow Street, Suite 602, Yonkers, NY 10705
               (Address of Principal Executive Offices)(Zip Code)

                                 (914) 375-7591
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On February 28, 2004 (the "Effective Date"), pursuant to a Stock Purchase Agreement ("Agreement") between Nantucket Industries, Inc. ("Nantucket" or the "Company"), a Delaware corporation and all of the shareholders of Comprehensive Network Solutions, Inc. ("Comprehensive"), Nantucket acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Comprehensive from the Comprehensive Shareholders in consideration for the issuance of a total of 250,000 restricted shares of Nantucket common stock to the Comprehensive Shareholders. Pursuant to the Agreement, Comprehensive became a wholly owned subsidiary of the Company. Additional consideration of $60,000 was also paid to Comprehensive to be used as working capital.

The acquisition was approved by the unanimous consent of the Board of Directors of the Company on February 28, 2004.

The acquisition will allow the Company to utilize the resources of both companies to enter the health benefit market with Consumer Choice products for individuals, employers, associations, unions and political subdivisions. Comprehensive's business plan focuses on marketing health care benefits that enable the prospective clients to choose appropriate providers and financial arrangements that best meet their individual needs. The business plan also includes the complete development and market implementation of a high quality musculoskeletal disease management program for target markets with directed care of workers' compensation cases.

Comprehensive was organized in June, 2002 with headquarters in Austin, Texas. The company has been focused on specialty health benefits products, including three levels of provider networks and one limited indemnity medical insurance plan. These products have been trademarked as ChiroCare Select, ChiroCare Advantage, ChiroCare Optima and CNS 500 Plan. The company is currently working on expanding its product with additional benefits and alternative benefit funding options. These new expanded products will be offered through a captive retail sales operation to individuals and small employers; and customized private label versions of the products through its broker and consultant relationships to associations, unions political subdivisions and large employers. The offerings are alternative cost and quality benefit solutions to prospects and clients who are uninsured or underinsured through existing traditional defined benefit health plans.

Comprehensive's goals include a plan to develop disease management treatment guidelines that would address back, neck and upper extremity musculoskeletal conditions specifically for workers' compensation. During the past year, these guidelines have been codified and copyrighted. Through an affiliation with Health Partners, the strategy is to develop exclusive provider organizations
(EPO) in markets where state regulation enables workers' compensation plans to direct injured workers to specific health care providers. Comprehensive's EPOs will be marketed to workers' compensation and employee benefit plans on the basis access fees, case management fees and shared savings of future medical costs versus historic medical costs and patient outcomes

The company will continue to refine and improve its Predictive Model of evidence based treatment guidelines and disease management for musculoskeletal injuries and illnesses. The quality and cost effective management of these conditions will continue to be a primary focus for the company's medical and network development staff in preparation for additional market introductions.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Financial statements of the Company are filed in this amendment to this Report after the signature page.

(b) Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c) Exhibits

Number   Exhibit
------   -------

2.1      Stock Purchase Agreement February 28, 2004. *

Filed with original 8K on March 16, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NANTUCKET INDUSTRIES, INC.


                           By:/s/ John H. Treglia
                           -----------------------------
                                  John H. Treglia
                                  President

June 21, 2004

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORTS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                       AND
                   FOR THE PERIOD FROM INCEPTION (MAY 7, 2002)
                              TO DECEMBER 31, 2002

                   COMPREHENSIVE NETWORK SOLUTIONS, INC.
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------




                                                                      PAGE
                                                                    ----------

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

  Balance Sheets                                                            2
  Statements of Operations                                                3-4
  Statements of Stockholders' Equity                                        5
  Statements of Cash Flows                                                6-7

NOTES TO FINANCIAL STATEMENTS                                            8-11

Austin, Texas May 2, 2004



To the Board Members of
Comprehensive Network Solutions, Inc.


                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheets of Comprehensive Network Solutions, Inc. (the Company) as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2003 and the period from May 7, 2002 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and cash flows for the year ended December 31, 2003, and for the period from May 7, 2002 (inception) through December 31, 2002 in conformity with U.S. generally accepted accounting principles.


Austin, Texas
May 2, 2004

                              FINANCIAL STATEMENTS

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                                     ASSETS
-------------------------------------------------------------------------------

                                                                                    2003                 2002
                                                                              -----------------------------------
CURRENT ASSETS
  Cash and cash equivalents                                                     $    2,448            $     8,273
 Accounts Receivable                                                                   470                     -0
                                                                              -----------------------------------
    Total Current Assets                                                             2,918                  8,273

OTHER ASSETS                                                                         1,200                  1,200
PROPERTY AND EQUIPMENT, NET                                                          8,873                 11,470
                                                                              -----------------------------------

TOTAL ASSETS                                                                    $   12,991            $    20,943
                                                                              -----------------------------------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------



                                                                                                      $     1,759

CURRENT LIABILITIES
 Accounts payable
                                                                                $    8,708
  Obligation under capital lease, current portion                                    2,502                  2,401
 Notes payable                                                                     171,645                 61,600
                                                                              -----------------------------------
    Total Current Liabilities                                                      182,855                 65,760
                                                                              -----------------------------------

OTHER LIABILITIES
  Obligation under capital lease, net of current portion                             3,726                  6,228
                                                                              -----------------------------------


STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, $1.00 par value, 100,000 shares authorized, 40,000 issued and outstanding, 6,800 issuable at December 31, 2003; 40,000 issuable at December
   31, 2002
                                                                                    46,800                 40,000
 Retained earnings (deficit)                                                      (220,390)               (91,045)
                                                                              -----------------------------------
    Total Stockholders' Equity (Deficit)                                          (173,590)               (51,045)
                                                                              -----------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
 (DEFICIT)                                                                      $   12,991            $    20,943
                                                                              -----------------------------------




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003



  Revenues
   Sales                                                 $       43,640
    Other income                                                 13,287
                                                         --------------
             Total Revenue                                       56,927
                                                         --------------
  Expenses
    Salaries and wages                                           85,094
    Commission                                                    7,165
    Rent                                                         19,862
    Other                                                        74,151
                                                         --------------
      Total Expenses                                            186,272
  Net Loss                                               $     (129,345)
                                                         --------------






            SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                   COMPREHENSIVE NETWORK SOLUTIONS, INC.
                             STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION (MAY 7, 2002) TO DECEMBER 31, 2002



Revenues
  Sales                                                  $           35
  Other income                                                   14,315
                                                         ---------------
    Total Revenue                                                14,350
                                                         ---------------
Expenses
  Salaries and wages                                             31,225
  Rent                                                           11,291
  Other                                                          62,879
                                                         ---------------
    Total Expenses                                              105,395
                                                         ---------------

Net Loss                                                 $      (91,045)
                                                         ---------------





               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                       AND
                   FOR THE PERIOD FROM MAY 7, 2002 (INCEPTION)
                            THROUGH DECEMBER 31, 2002


                                         Member                   Common Stock
                                         Capital                                          Retained
                                         Contributed            Shares     Amount         Earnings              Total
                                         --------------------------------------------------------------------------------
Balance at May 7, 2002 (inception)       $            -0-           -0-  $      -0-     $          -0-    $          -0-

Contributions to L.L.C.                            40,000           -0-         -0-                -0-            40,000
Issuance of common stock upon
 conversion to a C-Corporation
                                                 (40,000)        40,000      40,000                -0-               -0-

Net loss                                              -0-           -0-         -0-           (91,045)          (91,045)
                                         --------------------------------------------------------------------------------

Balance at December 31, 2002                          -0-        40,000      40,000           (91,045)          (51,045)
Issuable common stock                                 -0-         6,800       6,800                -0-             6,800
Net loss                                              -0-           -0-         -0-          (129,345)         (129,345)
                                         --------------------------------------------------------------------------------

Balance at December 31, 2003             $            -0-        46,800  $   46,800     $    (220,390)    $    (173,590)
                                         --------------------------------------------------------------------------------



















            SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                   COMPREHENSIVE NETWORK SOLUTIONS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                                                $    (129,345)
Depreciation                                                                                    2,597
 Adjustments to reconcile net income to net cash provided by operating activities:
    Increase in accounts receivable                                                              (470)
    Increase in accounts payable                                                                6,949
                                                                                        --------------
NET CASH USED BY OPERATING ACTIVITIES                                                        (120,269)
                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Payments made on capital lease                                                             (2,401)
    Net proceeds from line of credit                                                          110,045
    Issuance of common stock                                                                    6,800
                                                                                        --------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                     114,444
                                                                                        --------------

NET DECREASE IN CASH                                                                           (5,825)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                    8,273
                                                                                        --------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                  $       2,448
                                                                                        --------------

SUPPLEMENTAL INFORMATION
    Interest paid                                                                       $          -0-
                                                                                        --------------



               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.
                             STATEMENT OF CASH FLOWS
      FOR THE PERIOD FROM INCEPTION (MAY 7, 2002) THROUGH DECEMBER 31, 2002


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                                                                   $  (91,045)
Depreciation                                                                                    1,515
 Adjustments to reconcile net income to net cash provided by operating activities:
   Increase in other assets                                                                    (1,200)
   Increase in accounts payable                                                                 1,759
                                                                                           -----------
NET CASH USED BY OPERATING ACTIVITIES                                                         (88,971)
                                                                                           -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Payments made on capital lease                                                              (1,356)
   Net proceeds from line of credit                                                            61,600
   Issuance of common stock                                                                    40,000
                                                                                           -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                     100,244
                                                                                           -----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                                                            (3,000)
                                                                                           -----------
NET CASH USED BY INVESTING ACTIVITIES                                                          (3,000)
                                                                                           -----------

NET INCREASE IN CASH                                                                            8,273
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                     -0
                                                                                           -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   $    8,273
                                                                                           -----------

SUPPLEMENTAL INFORMATION
   Interest paid                                                                           $       -0
                                                                                           -----------

NON-CASH TRANSACTION
   Property and equipment acquired under capital lease                                     $    9,985
                                                                                           -----------


               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


NOTE 1:   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Nature of Organization
          ----------------------

          Comprehensive Network Solutions, Inc. (the Company) was formed on May 7, 2002 as a Texas Limited Liability Corporation, for the purpose of offering non-insurance membership cards that enable uninsured or underinsured patients to obtain chiropractic services at a discount. The Company converted to a C-Corporation and acquired the assets of the L.L.C. on September 19, 2002.

          Accounts Receivable
          -------------------

          It is the Company's policy to record reserves for potential credit losses. Since inception, the Company has experienced minimal losses. The Company considered no reserves to be necessary at December 31, 2003 and 2002.

          Cash and Cash Equivalents
          -------------------------

          For purposes of reporting cash flows, cash and cash equivalents include cash on hand and highly liquid debt instruments with original maturities of three months or less.

          Estimates
          ---------

          The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

          Income Taxes
          ------------

          The Company accounts for income taxes using the liability method pursuant to Statement of Financial Accounting Standards ("SFAS") No.
          109. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax bases of the assets and liabilities and their financial amounts at year-end. The Company provides a valuation allowance to reduce deferred tax assets to their net realizable value. At December 31, 2003, the Company has a potential deferred tax asset of approximately $61,000, which has been fully reserved, arising from net operating losses aggregating approximately $180,000. These net operating losses begin to expire in 2022.

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                           DECEMBER 31, 2003 AND 2002


NOTE 1: DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          Property and Equipment
          ----------------------


          Property and equipment are recorded at cost, net of accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which is between 5 to 7 years.

          Advertising
          -----------

          The Company expenses all advertising costs as incurred. As of December 31, 2003, advertising expense was $669.

NOTE 2:   NOTES PAYABLE



                                                                        2003           2002
          Line of credit with a financial institution
          bearing interest at a rate of 4.125%, due on
          demand and guaranteed by certain
          stockholders' investments                                 $   161,718    $   61,600

          Line of credit to a bank bearing interest
          at a rate of 8.75 %, due on demand and
          secured by certain stockholders'
          investments                                                     9,927            -0
                                                                    -----------    -----------

          Notes payable                                             $   171,645    $   61,600


          Interest expense for the year ended December 31, 2003 and for the period inception (May 7, 2002) through December 31, 2002 was $6,402 and $226, respectively.

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                           DECEMBER 31, 2003 AND 2002


NOTE 3:   PROPERTY & EQUIPMENT

          Property and equipment consisted of the following at December 31, 2003 and 2002:

                                                                          2003           2002
                  -------------------------------------------------------------------------------
                  Furniture and office equipment                       $  12,985      $  12,985
                  Less accumulated depreciation                          (4,112)         (1,515)
                                                                    -----------------------------
                  Property and equipment, net                          $   8,873      $  11,470
                                                                    -----------------------------


          Depreciation expense for the year ended December 31, 2003 and for the period inception (May 7, 2002) through December 31, 2002 was $2,597 and $1,515, respectively.

NOTE 4:   CAPITAL LEASE OBLIGATIONS

          Capital lease payable at December 31, 2003 and 2002 consisted of the following:


                                                                2003           2002
-------------------------------------------------------------------------------------
Capital leases for computer equipment due
in monthly installments of $226 through
2006. The equipment is included in office
equipment at December 31, 2003 at a cost of
$9,985 with accumulated amortization of
$3,162.                                                         $6,554        $9,266

Less interest                                                      326           637
                                                             ------------------------
                                                                 6,228         8,629
Less current portion                                             2,502         2,401
                                                             ------------------------
Capital lease obligation, long-term                             $3,726        $6,228
                                                             ------------------------


          Scheduled maturities for capital lease obligations for the years ended December 31, are as follows:

2004                                                            $2,502
2005                                                             2,607
2006                                                             1,119
                                                              ---------
    Total                                                       $6,228
                                                              ---------

                      COMPREHENSIVE NETWORK SOLUTIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                           DECEMBER 31, 2003 AND 2002


NOTE 5:   OPERATING LEASE OBLIGATIONS

          The Company leases various facilities and equipment under operating lease agreements having terms expiring at various dates through 2006. Rental expense was $19,862 and $14,504 for the year ended December 31, 2003 and for the period inception (May 7, 2002) through December 31, 2002, respectively.

          Future minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 2003, were as follows:

                              2004                                                   $ 5,247
                              2005                                                     3,328
                              2006                                                     2,101
                                                                                  -----------
                                         Total future minimum lease payments         $10,676
                                                                                  -----------

NOTE 6:   SUBSEQUENT EVENTS

          Subsequent to year end, the Company was acquired and became a wholly-owned subsidiary of Nantucket Industries through a stock exchange arrangement. Effective March 1, 2004, the Company exchanged all of its outstanding common stock for 250,000 shares of the acquirer's stock and $60,000 in working capital. In addition, certain stockholders made cash infusions to pay off the line of credit in exchange for 162,000 shares of stock and 41,200 additional shares of stock were issued as compensation prior to the acquisition.